UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________
Form 8-K
__________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2018

Commission file number: 000-19599

WORLD ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	57-0425114
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

108 Frederick Street
Greenville, South Carolina	29607
(Address of principal executive offices)	(Zip Code)

(864) 298-9800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

On July 13, 2018, World Acceptance Corporation (the “Company”) and its affiliates, WFC Services Inc. and WAC Mexico Holdings LLC (jointly with the Company, the “Sellers”), approved the sale of all of the issued and outstanding capital stock and equity interest of WAC de México, S.A. de C.V., SOFOM, E.N.R. (“Subsidiary 1”) and Servicios World Acceptance Corporation de México, S. de R.L. de C.V. (“Subsidiary 2,” jointly with Subsidiary 1, the “Subsidiaries”) to Astro Wealth S.A. de C.V. (“Purchaser 1”) and Astro Assets S.A. de C.V. (“Purchaser 2”, jointly with Purchaser 1, the “Purchasers”).

The Sellers and Purchasers executed a Stock Purchase Agreement on July 13, 2018 (the “Stock Purchase Agreement”).  Pursuant to the Stock Purchase Agreement, the Sellers will sell all the issued and outstanding capital stock and equity interest of the Subsidiaries to the Purchasers for a purchase price of MX$826,795,050.00 (the “Purchase Price”), which is due on or before July 27, 2018 and will be paid to the Sellers in Mexican pesos.  For illustrative purposes only, at an assumed exchange rate of US$1.00=MX$18.9191, which was the historical exchange rate on July 18, 2018, the Purchase Price would equal approximately US$43.7 million. The Sellers will hold in escrow the Sellers’ signatures to the Stock Purchase Agreement and related transaction documents and the Sellers’ share certificates, equity interest and corporate books, records and documents.  Such signatures, share certificates, equity interest and corporate books, records and documents shall not be released from escrow or delivered to the Purchasers unless and until the Sellers timely receive full payment of the Purchase Price.  If the Purchase Price is paid to the Sellers and the sale is consummated, the effective date of the sale will be July 1, 2018.

The Stock Purchase Agreement will not become enforceable until the release and delivery of the Sellers’ signature pages from escrow.

The Sellers have made limited representations and warranties regarding the Subsidiaries and the Sellers in the Stock Purchase Agreement, including a representation that the Subsidiaries held cash and cash equivalents valued in excess of MX$127,495,050.00 on July 1, 2018. For illustrative purposes only, at the assumed July 18, 2018 exchange rate, the minimum cash and cash equivalents required would be approximately US$6.7 million. As noted, the Stock Purchase Agreement contains limited representations and warranties made by the parties. The Sellers are not required to indemnify the Purchasers for any claims and liabilities, except for claims relating to certain investigations of the Subsidiaries or the Sellers by the United States Department of Justice or the United States Securities and Exchange Commission that commenced prior to July 1, 2018.

A copy of the Stock Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Stock Purchase Agreement is qualified in its entirety by the full text of such agreement. The Stock Purchase Agreement has been included to provide investors and shareholders with information regarding its terms. It is not intended to provide any other factual information about the Company or any of its subsidiaries or affiliates.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

2.1
Form of Stock Purchase Agreement, dated July 13, 2018, to be effective as of July 1, 2018, by and among World Acceptance Corporation, WFC Services Inc., WAC Mexico Holdings LLC, Astro Wealth S.A. de C.V., and Astro Assets S.A. de C.V.

* Submitted electronically herewith.
FORWARD LOOKING STATEMENTS
The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations concerning the proposed transaction involving the Sellers, the Subsidiaries and the Purchasers (the “transaction”), including statements relating to receipt of the Purchase Price and the expected timing, completion and effects of the proposed sale and other future events and the transaction’s potential effects on the Company, including, but not limited to, anticipated financial and operating results, the companies’ plans, objectives, expectations and intentions, cost savings, and other statements. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward looking statements. Forward looking statements often contain words such as “believe,” “may,” “forecast,” “could,” “will,” “should,” “would,” “anticipate,” “estimate,” “expect,” “intend,” “objective,” “seek,” “strive” or similar words, or the negative of these words. Actual results may differ materially from the results anticipated in these forward looking statements due to various factors. These factors and other risks and uncertainties, which are described in more detail in the Company’s most recent Annual Report on Form 10-K and other reports and statements filed with the United States Securities and Exchange Commission (“SEC”), are difficult to predict, involve uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors emerge from time to time, and it is not possible for management to predict all such factors or to assess the impact of each such factor on the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Investors, potential investors and others are urged to carefully consider all such factors and are cautioned not to place undue reliance on these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ACCEPTANCE CORPORATION

By:	/s/ John L. Calmes, Jr.
John L. Calmes, Jr.
Senior Vice President and Chief Financial Officer
Date:	July 19, 2018